                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  January 25, 2002


                         American Airlines, Inc.
         (Exact name of registrant as specified in its charter)


         Delaware                  1-2691                13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)               (Zip Code)



                          (817) 963-1234
                   (Registrant's telephone number)

Item 9.   Regulation FD Disclosure

American Airlines, Inc. a wholly owned subsidiary of AMR Corporation, is furnishing herewith an updated fleet plan for AMR.


In another matter, AMR Corporation is presenting at upcoming transportation conferences.

Don Carty, Chairman and CEO of AMR Corporation will be the dinner speaker at the 17th Annual Goldman Sachs Air Carrier Conference on Monday February 11th at approximately 6:30pm ET.

Tom Horton, Senior Vice President and CFO of AMR Corporation will be presenting at the 12th Annual Deutsche Bank Alex. Brown Global Transportation Conference on Wednesday February 13th at 2:00pm ET.

A webcast of both speeches will be made available via the investor information section of AMR's corporate website at http://www.amrcorp.com. Additionally, a replay of the speeches will remain available for at least 7 days following the event.

                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN AIRLINES, INC.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 25, 2002

AMR EAGLE EYE


                                     January 24, 2002


     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates", "planned" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, earnings, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 to the Company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices, the inability to successfully integrate the operations of TWA into those of American and to improve their profitability, and the inability to successfully integrate the workforce of TWA. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2000.

Update

As a follow-up to our previous fleet guidance, we are attaching an updated fleet plan for AMR. As always, the fleet plan includes planned retirements and firm aircraft.

Please call if you have additional questions.




                                    Michael Thomas
                                    Director, Investor Relations

            AMR FLEET SUMMARY YE2000 to YE2004*
American Airlines
                   On
                  Hand                              On Hand
Aircraft Type      YE      YOY Change         YE    YE   YE     YE
                  2000 2001  2002 2003 2004  2001  2002 2003   2004
MD11                7   (7)                     0     0    0      0
B777               27   13      3    6    1    40    43   49     50
B767-3ER           49                9         49    49   58     58
B767-2ER           22   (1)                    21    21   21     21
A300 ER            10         (10)             10     0    0      0
B767-200            8                           8     8    8      8
A300 2-Class       25   (1)    10              24    34   34     34
B757              102   15      7             117   124  124    124
B737               51   26           4   12    77    77   81     93
B727               60  (27)   (33)             33     0    0      0
MD90                5   (5)                     0     0    0      0
MD82/83/87        276  (17)                   259   259  259    259
F100               75   (1)                    74    74   74     74
Total AA Fleet
Inc./(Dec.)             (5)   (23)  19   13    (5)  (28)  (9)     4
Total AA Fleet    717  712    689  708  721   712   689  708    721


Ex -TWA        At Close                           On Hand
Aircraft Type  April 9,    YOY Change         YE   YE   YE     YE
                  2001 2001  2002 2003 2004  2001 2002 2003   2004
767-300ER           9          (3)  (6)         9    6    0      0
B757               27                          27   27   27     27
MD82/83           103                    (2)  103  103  103    101
B717               15    15   (30)             30    0    0      0
DC9                19   (19)                    0    0    0      0
Total ex TWA
Fleet Inc./(Dec.)        (4)  (33)  (6)  (2)   (4) (37) (43)   (45)
Total ex TWA
Fleet             173   169   136  130  128   169  136  130    128

                   On
                  Hand                              On Hand
Aircraft Type      YE      YOY Change         YE    YE   YE     YE
                  2000 2001  2002 2003 2004  2001  2002 2003   2004
Combined Fleet
Inc./(Dec.)             164   (56)  13   11   164   108  121    132
Combined Fleet    717   881   825  838  849   881   825  838    849

American Eagle
                   On
                  Hand                              On Hand
Aircraft Type      YE      YOY Change         YE    YE   YE     YE
                  2000 2001  2002 2003 2004  2001  2002 2003   2004
Saab 340           104  (13)  (15) (14) (20)   91    76   62     42
ATR-42              31   (1)   (3)  (7) (12)   30    27   20      8
S-ATR               43         (1)       (2)   43    42   42     40
 Turboprop Totals  178  (14)  (19) (21) (34)  164   145  124     90

Embraer ERJ-145     50    6        (11)  (3)   56    56   45     42
Embraer ERJ-135     33    7                    40    40   40     40
Embraer ERJ-140      0   15    28   22   36    15    43   65    101
CRJ-700              0    1     9   12    3     1    10   22     25
Total AE Fleet
Inc./(Dec.)              15    18    2    2    15    33   35     37

Total AE Fleet     261  276   294  296  298   276   294  296    298

                On Hand                              On Hand
                   YE      YOY Change         YE    YE    YE     YE
                  2000 2001  2002 2003 2004  2001  2002  2003   2004
AMR TOTAL FLEET    978  179   (38)  15   13 1,157 1,119 1,134  1,147

  *    Summary includes firm aircraft orders and planned fleet retirements.